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                                                                    EXHIBIT 10.9


                                 AMENDMENT NO. 2
                                       TO
                      K*TEC ELECTRONICS HOLDING CORPORATION
                                CREDIT AGREEMENT

            AMENDMENT NO. 2 (this "Amendment") dated as of December 19, 2001, among K*TEC Electronics Holding Corporation (formerly known as K*TEC Electronics Corporation), a Delaware Corporation (the "Borrower"), and Citicorp USA, Inc. as sole Lender (as defined below) and as Administrative Agent (as defined below), amends certain provisions of the Credit Agreement dated as of January 26, 2001 (as amended to the date hereof, the "Credit Agreement") among the Borrower, the financial institutions from time to time party thereto as lenders (the "Lenders"), the financial institutions from time to time party thereto as issuers (the "Issuers") and Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders, the Issuers and the Administrative Agent are parties to the Credit Agreement and, as of the date hereof, the undersigned Lenders constitute the Requisite Lenders;

            WHEREAS, K*TEC Electronics L.P. wishes to sell certain equipment, valued at no more than $800,000 and described on Exhibit A hereto, to EFTC Corporation; and

            WHEREAS, the Administrative Agent and the undersigned Lenders (constituting all the Lenders) agree, subject to certain limitations and conditions set forth below: (a) to amend Section 8.4 (Sale of Assets) of the Credit Agreement to permit such Asset Sale and (b) to release any and all liens held on such assets in accordance with clause (b)(iii)(A) of Section 10.7 (Concerning the Collateral and Collateral Documents);

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

      SECTION 1. AMENDMENTS

            (a) The Credit Agreement is, effective as of the Amendment Effective Date, hereby amended as follows:

                  (i) AMENDMENT TO ARTICLE VIII (NEGATIVE COVENANTS)

                  (1) Section 8.4 (Sale of Assets) of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (e) thereof, adding "and" at the end of clause (f) thereof, and inserting a new clause
      (g) immediately after clause (f) thereof to read in its entirety as follows::

                        (g) as long as no Default or Event of Default is
            continuing or would result therefrom, an Asset Sale in respect of the sale by K*TEC Electronics L.P. to
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            EFTC Corporation of certain surface-mount manufacturing equipment used to produce printed circuit boards, described on Schedule 8.4(g) (Certain Manufacturing Equipment) hereto, for Fair Market Value, payable in cash upon such sale; provided, however, that with respect to such sale pursuant to this clause (g), (i) the aggregate consideration received for the sale of all assets sold during any Fiscal Year shall not exceed $800,000 and (ii) all Net Cash Proceeds of such Asset Sale are applied to the prepayment of the Obligations to the extent required by Section 2.9 (Mandatory Prepayments).

                  (2) Section 8.9 (Transactions with Affiliates) of the Credit Agreement is hereby amended by deleting the word "and" immediately before clause (ii) thereof and inserting a comma in its place, by deleting the word "and" immediately before clause (iii) thereof and inserting a comma in its place, by deleting the period at the end thereof and replacing it with the following:

                        and (iv) any Asset Sale pursuant to clause (g) of
            Section 8.4 (Sale of Assets), provided, however, that such Asset Sale be on a basis no less favorable to such Borrower or such Subsidiary Guarantor as would be obtained in a comparable arm's length transaction with a Person not an Affiliate.

                  (ii) AMENDMENT TO SCHEDULES

                  (1) A new Schedule 8.4(g) (Certain Manufacturing Equipment) to the Credit Agreement, substantially in the form of Exhibit A hereto, shall be inserted between Schedule 8.3 (Existing Investments) and Schedule 8.9 (Transactions with Affiliates) of the Credit Agreement.

            (b) Amendment No. 1 and Waiver, dated as November 7, 2001, to the Credit Agreement ("Amendment No. 1") is, effective as of the date hereof, hereby amended as follows:

                  (1) Section 2(a)(ii)(4) of Amendment No. 1 is hereby amended by deleting the words "Subclause (ii) of clause (b)" in the first line thereof and replacing them with "Clause (b)".

                  (2) Section 2(a)(ix)(7) of Amendment No. 1 is hereby amended by deleting the words "a new clause (ii)" in the second line thereof and replacing them with "a new clause (iii)".

      SECTION 2. RELEASE OF LIENS

            Effective as of the Amendment Effective Date, the Administrative Agent agrees to release liens held by the Administrative Agent for the benefit of the Lenders on the assets listed on Exhibit A hereto in accordance with clause (b)(iii)(A) of Section 10.7 (Concerning the Collateral and Collateral Documents).

      SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

            (a) This Amendment shall become effective when, and only when, each of the following conditions precedent shall have been satisfied (the "Amendment Effective Date"):



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            (i) Certain Documents. The Administrative Agent shall have received, on or before the Amendment Effective Date, all of the following, each in form and substance satisfactory to it:

            (1) this Amendment, executed by the Borrower, each Guarantor, the Administrative Agent and each Lender;

            (2) such additional documentation as the Administrative Agent or the Lenders may reasonably require.

            (ii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent and each Lender.

            (iii) No Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing on the date hereof or the Amendment Effective Date.

            (iv) Fees and Expenses Paid. The Borrower shall have paid all Obligations due on or before the later of the date hereof and the Amendment Effective Date including, without limitation, all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents) and all costs, expenses and fees due under any Loan Document.

      SECTION 4. FEES AND EXPENSES

            The Borrower agrees to pay on demand in accordance with the terms of
Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of counsel for the Administrative Agent with respect thereto.

      SECTION 5. REPRESENTATIONS AND WARRANTIES

            On and as of the date hereof, and as of the Amendment Effective Date, after giving effect, in respect of the date hereof, to the amendment set forth herein effective as of the Amendment Effective Date and, in respect of an Effective Date, to the waivers and amendments made by this Amendment as of such Effective Date (collectively, the "Effective Amendments"), the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

            (a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement, as amended by the Effective Amendments, constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;


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            (b) each of the representations and warranties contained in Article
IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and such Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by the Effective Amendments; and

            (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived).

      SECTION 6. REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

            (a) As of each Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby as of such Effective Date, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

            (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

            (d) This Amendment is a Loan Document.

      SECTION 7. EXECUTION IN COUNTERPARTS

            This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 8. GUARANTORS CONSENT

            Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (other than because of the amendments to the Guaranty set forth herein), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended by the amendments to the Guaranty set forth herein).



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      SECTION 9. GOVERNING LAW

            This Amendment shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 10. HEADINGS

            The headings contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      SECTION 11. NOTICES

            All communications and notices hereunder shall be given as provided in the Credit Agreement.

      SECTION 12. SEVERABILITY

            The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

      SECTION 13. SUCCESSORS

            The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      SECTION 14. WAIVER OF JURY TRIAL

            EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.


                            [SIGNATURE PAGES FOLLOW]




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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first above written.

                                          K*TEC ELECTRONICS HOLDING
                                             CORPORATION,
                                             as Borrower

                                          By: /s/ Mike Gibbons
                                              ----------------------------------
                                              Name:  Mike Gibbons
                                              Title:   President

                                          CITICORP USA, INC.,
                                             as Administrative Agent and Lender

                                          By: /s/ James R. Williams
                                              ----------------------------------
                                              Name:  James R. Williams
                                              Title:    Vice President
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                                           Guarantors:

                                           K*TEC ELECTRONICS HOLDING CORPORATION

                                           By:  /s/ Mike Gibbons
                                                --------------------------------
                                                Name:  Mike Gibbons
                                                Title:   President


                                           THAYER-BLUM FUNDING II, L.L.C.

                                           By: /s/ Michael B. Sweeny
                                               ---------------------------------
                                               Name:  Michael B. Sweeny
                                               Title: Manager

                                           RODNIC LLC

                                           By: /s/ Mike Gibbons
                                               ---------------------------------
                                               Name:  Mike Gibbons
                                               Title: President

                                           CATHIO LLC

                                           By: /s/ Mike Gibbons
                                               ---------------------------------
                                               Name:  Mike Gibbons
                                               Title: President

                                           K*TEC ELECTRONICS L.P. (FORMERLY
                                               KNOWN AS RANDIC LP)

                                           By: RodniC LLC,
                                               its general partner

                                           By: /s/ Mike Gibbons
                                               ---------------------------------
                                               Name:  Mike Gibbons
                                               Title: President